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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                  VIRAGEN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                                       59-2101668
----------------------------------------                ----------------
(State of incorporation or organization)                (I.R.S. employer
                                                       identification no.)

     865 S.W. 78TH AVENUE, SUITE 100
       PLANTATION, FLORIDA 33324                               33324
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED
         -------------------               ------------------------------

         COMMON STOCK, $.01 PAR VALUE          AMERICAN STOCK EXCHANGE
         -----------------------------    --------------------------------------

                                          --------------------------------------

                                          --------------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

                                                          NONE
                                          --------------------------------------

                                          --------------------------------------
                                                     (TITLE OF CLASS)

                                          --------------------------------------
                                                     (TITLE OF CLASS)


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ITEM 1.  Description of Registrant's Securities to be Registered.

         The information called for by this Item 1 is incorporated herein by reference from Viragen, Inc.'s Registration Statement on Form S-1/A (File No. 333-93425) as filed with the Securities and Exchange Commission on February 10, 2000.

ITEM 2.  Exhibits.

3.       Articles of Incorporation and By-Laws

         3.1. Articles of Incorporation and By-Laws (incorporated by reference to Viragen's registration statement on Form S-1 dated June 8, 1981, File No. 2-72691)

         3.2. Certificate of Amendment of Certificate of Incorporation dated September 11, 1986 (incorporated by reference to Viragen's registration statement on Form S-2 dated October 24, 1986, File No. 33-9714)

         3.3. Certificate of Amendment of Certificate of Incorporation dated April 8, 1987 (incorporated by reference to Viragen's current report on Form 8-K dated April 17, 2000, filed on April 13,
                  2000)

         3.4. Certificate of Amendment of Certificate of Incorporation dated May 11, 1993 (incorporated by reference to Viragen's current report on Form 8-K dated April 17, 2000, filed on April 13,2000)

         3.5. Certificate of Amendment of Certificate of Incorporation dated February 28, 1997 (incorporated by reference to Viragen's current report on Form 8-K dated April 17, 2000, filed on April 13, 2000)

         3.6. Certificate of Amendment of Certificate of Incorporation dated July 2, 1997 (incorporated by reference to Viragen's current report on Form 8-K dated April 17, 2000, filed on April 13,
                  2000)

         3.7. Certificate of Amendment of Certificate of Incorporation dated October 4, 1999 (incorporated by reference to Viragen's current report on Form 8-K dated April 17, 2000, filed on April 13, 2000)

4. Instruments defining the rights of security holders, including indentures

         4.1 Form of Common Stock Certificate (incorporated by reference to Viragen's registration statement on Form S-1 dated June 8, 1981, File No. 2-72691)


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  VIRAGEN, INC.

                                          BY:  /s/ DENNIS W. HEALEY
                                               ---------------------------------
                                                   Dennis W. Healey
                                                   Executive Vice President and
                                                   Principal Financial Officer

Date: April 12, 2000